SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report - August 25, 2004
                        --------------------------------
                        (Date of Earliest Event Reported)



                                POPULAR ABS, INC.
     ----------------------------------------------------------------------
     (as depositor under a certain Pooling and Servicing Agreement dated as of March 31, 2004, providing for the issuance of Mortgage
                   Pass-Through Certificates, Series 2004-2)
             (Exact Name of Registrant as specified in its charter)



        Delaware                    333-104580-04               52-2029487

------------------------        ---------------------    -----------------------
(State of Incorporation)        (Commission File No.)    (IRS Employer I.D. No.)

     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (302) 478-6160

Item 8.01.        Other Events.
------------------------------

     Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, AV-1, AV-2, M-1, M-2, M-3,
M-4, B-1 and B-2 Certificateholders with respect to the August 25, 2004 Distribution Date.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        POPULAR ABS, INC.



                                        By: /s/ James H. Jenkins
                                           -------------------------------------
                                           James H. Jenkins,
                                           Executive Vice President and CFO


Dated:  August 26, 2004

                                                                     Page 1 of 8
--------------------------------------------------------------------------------
          Equity One Mortgage Pass-Through Certificates, Series 2004-2
                        Statement to Certificateholders
                                August 25, 2004
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                                               DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------
            ORIGINAL        BEGINNING                                                                        ENDING
              FACE          PRINCIPAL                                                 REALIZED DEFERRED     PRINCIPAL
CLASS        VALUE           BALANCE        PRINCIPAL      INTEREST       TOTAL        LOSES   INTEREST      BALANCE
-----------------------------------------------------------------------------------------------------------------------
AF1    165,600,000.00    149,434,198.77   7,899,985.49   194,264.46    8,094,249.95       0.00    0.00   141,534,213.28
AF2     34,400,000.00     34,400,000.00           0.00    81,098.00       81,098.00       0.00    0.00    34,400,000.00
AF3     70,500,000.00     70,500,000.00           0.00   206,506.25      206,506.25       0.00    0.00    70,500,000.00
AF4     18,400,000.00     18,400,000.00           0.00    70,901.33       70,901.33       0.00    0.00    18,400,000.00
AF5     13,057,000.00     13,057,000.00           0.00    56,569.45       56,569.45       0.00    0.00    13,057,000.00
AF6     22,000,000.00     22,000,000.00           0.00    85,360.00       85,360.00       0.00    0.00    22,000,000.00
AV1    175,000,000.00    163,194,935.87   4,325,757.83   229,832.87    4,555,590.70       0.00    0.00   158,869,178.04
AV2     76,443,000.00     72,582,466.00   2,991,098.31   102,825.16    3,093,923.47       0.00    0.00    69,591,367.69
M1      58,800,000.00     58,800,000.00           0.00   254,408.00      254,408.00       0.00    0.00    58,800,000.00
M2      35,700,000.00     35,700,000.00           0.00   165,410.00      165,410.00       0.00    0.00    35,700,000.00
M3       8,050,000.00      8,050,000.00           0.00    38,110.04       38,110.04       0.00    0.00     8,050,000.00
M4       7,350,000.00      7,350,000.00           0.00    36,002.75       36,002.75       0.00    0.00     7,350,000.00
B1       7,350,000.00      7,350,000.00           0.00    18,987.50       18,987.50       0.00    0.00     7,350,000.00
B2       7,350,000.00      7,350,000.00           0.00    23,581.25       23,581.25       0.00    0.00     7,350,000.00
R                0.00              0.00           0.00         0.00            0.00       0.00    0.00             0.00
-----------------------------------------------------------------------------------------------------------------------
TOTALS 700,000,000.00    668,168,600.64  15,216,841.63 1,563,857.06   16,780,698.69       0.00    0.00   652,951,759.01
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
X      700,000,000.00    674,538,922.38           0.00        11.85           11.85       0.00    0.00   661,521,626.55
-----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------  ----------------------
                                FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                   PASS-THROUGH RATES
--------------------------------------------------------------------------------------------  ----------------------
                                                                                                        CURRENT
                       BEGINNING                                                  ENDING                  RATE
CLASS   CUSIP          PRINCIPAL       PRINCIPAL     INTEREST      TOTAL         PRINCIPAL     CLASS   PASS-THRU
--------------------------------------------------------------------------------------------  ----------------------
AF1     294751EB4    902.38042736    47.70522639   1.17309457   48.87832095    854.67520097     AF1    1.560000 %
AF2     294751EC2  1,000.00000000     0.00000000   2.35750000    2.35750000  1,000.00000000     AF2    2.829000 %
AF3     294751ED0  1,000.00000000     0.00000000   2.92916667    2.92916667  1,000.00000000     AF3    3.515000 %
AF4     294751EE8  1,000.00000000     0.00000000   3.85333315    3.85333315  1,000.00000000     AF4    4.624000 %
AF5     294751EF5  1,000.00000000     0.00000000   4.33249981    4.33249981  1,000.00000000     AF5    5.199000 %
AF6     294751EG3  1,000.00000000     0.00000000   3.88000000    3.88000000  1,000.00000000     AF6    4.656000 %
AV1     294751EH1    932.54249069    24.71861617   1.31333069   26.03194686    907.82387451     AV1    1.690000 %
AV2     294751EJ7    949.49787423    39.12847887   1.34512199   40.47360085    910.36939537     AV2    1.700000 %
M1      294751EK4  1,000.00000000     0.00000000   4.32666667    4.32666667  1,000.00000000     M1     5.192000 %
M2      294751EL2  1,000.00000000     0.00000000   4.63333333    4.63333333  1,000.00000000     M2     5.560000 %
M3      294751EM0  1,000.00000000     0.00000000   4.73416646    4.73416646  1,000.00000000     M3     5.681000 %
M4      294751EN8  1,000.00000000     0.00000000   4.89833333    4.89833333  1,000.00000000     M4     5.878000 %
B1      294751EP3  1,000.00000000     0.00000000   2.58333333    2.58333333  1,000.00000000     B1     3.100000 %
B2      294751EQ1  1,000.00000000     0.00000000   3.20833333    3.20833333  1,000.00000000     B2     3.850000 %
--------------------------------------------------------------------------------------------  ----------------------
TOTALS               954.52657234    21.73834519   2.23408151   23.97242670    932.78822716
--------------------------------------------------------------------------------------------  ----------------------
--------------------------------------------------------------------------------------------  ----------------------
X             N/A    963.62703197     0.00000000   0.00001693    0.00001693    945.03089507     X      0.000021 %
--------------------------------------------------------------------------------------------  ----------------------

--------------------------------------------------------------------------------
          IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT,
                 PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                 Mark McDermott
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor
                            New York, New York 10004
                   Tel: (212) 623-4482 / Fax: (212) 623-5930
                       Email: mark.w.mcdermott@chase.com
--------------------------------------------------------------------------------

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JPMORGAN         Copyright (R) 2001 J.P. Morgan Chase & Co. All rights reserved.

                                                                     Page 2 of 8
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          Equity One Mortgage Pass-Through Certificates, Series 2004-2
                                August 25, 2004
--------------------------------------------------------------------------------

Sec. 4.03(a)(i)         Funds Allocable to Certificate Principal
                                Group I Scheduled Principal           433,377.66
                                Group I Curtailments                   38,152.68
                                Group I Prepayments                 6,286,537.51
                                Group I Repurchases                         0.00
                                Group I Liquidation Proceeds                0.00

                                Group II-A Scheduled Principal        142,505.92
                                Group II-A Curtailments                 8,357.57
                                Group II-A Prepayments              3,549,619.88
                                Group II-A Repurchases                      0.00
                                Group II-A Liquidation Proceeds             0.00

                                Group II-B Scheduled Principal         62,987.45
                                Group II-B Curtailments                 2,194.93
                                Group II-B Prepayments              2,493,562.23
                                Group II-B Repurchases                      0.00
                                Group II-B Liquidation Proceeds             0.00

                                Extra Principal Distribution Amount 2,199,545.80

Sec. 4.03 (a)(ii)       Interest Distribution Amounts

                                Interest Distribution - AF-1          194,264.46
                                Unpaid Interest - AF-1                      0.00
                                Remaining Unpaid Interest - AF-1            0.00

                                Interest Distribution - AF-2           81,098.00
                                Unpaid Interest - AF-2                      0.00
                                Remaining Unpaid Interest - AF-2            0.00

                                Interest Distribution - AF-3          206,506.25
                                Unpaid Interest - AF-3                      0.00
                                Remaining Unpaid Interest - AF-3            0.00

                                Interest Distribution - AF-4           70,901.33
                                Unpaid Interest - AF-4                      0.00
                                Remaining Unpaid Interest - AF-4            0.00

                                Interest Distribution - AF-5           56,569.45
                                Unpaid Interest - AF-5                      0.00
                                Remaining Unpaid Interest - AF-5            0.00

                                Interest Distribution - AF-6           85,360.00
                                Unpaid Interest - AF-6                      0.00
                                Remaining Unpaid Interest - AF-6            0.00

                                Interest Distribution - AV-1          229,832.87

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JPMORGAN         Copyright (R) 2001 J.P. Morgan Chase & Co. All rights reserved.

                                                                     Page 3 of 8
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          Equity One Mortgage Pass-Through Certificates, Series 2004-2
                                August 25, 2004
--------------------------------------------------------------------------------

                                Unpaid Interest - AV-1                      0.00
                                Remaining Unpaid Interest - AV-1            0.00

                                Interest Distribution - AV-2          102,825.16
                                Unpaid Interest - AV-2                      0.00
                                Remaining Unpaid Interest - AV-2            0.00

                                Interest Distribution - M-1           254,408.00
                                Unpaid Interest - M-1                       0.00
                                Remaining Unpaid Interest - M-1             0.00

                                Interest Distribution - M-2           165,410.00
                                Unpaid Interest - M-2                       0.00
                                Remaining Unpaid Interest - M-2             0.00

                                Interest Distribution - M-3            38,110.04
                                Unpaid Interest - M-3                       0.00
                                Remaining Unpaid Interest - M-3             0.00

                                Interest Distribution - M-4            36,002.75
                                Unpaid Interest - M-4                       0.00
                                Remaining Unpaid Interest - M-4             0.00

                                Interest Distribution - B-1            18,987.50
                                Unpaid Interest - B-1                       0.00
                                Remaining Unpaid Interest - B-1             0.00

                                Interest Distribution - B-2            23,581.25
                                Unpaid Interest - B-2                       0.00
                                Remaining Unpaid Interest - B-2             0.00

                        Interest Reductions
                                Net Prepayment Interest Shortfalls          0.00
                                Relief Act Reductions                       0.00

                                Class AF-1 Interest Reduction               0.00
                                Class AF-2 Interest Reduction               0.00
                                Class AF-3 Interest Reduction               0.00
                                Class AF-5 Interest Reduction               0.00
                                Class AF-4 Interest Reduction               0.00
                                Class AF-6 Interest Reduction               0.00
                                Class AV-1 Interest Reduction               0.00
                                Class AV-2 Interest Reduction               0.00
                                Class M-1 Interest Reduction                0.00
                                Class M-2 Interest Reduction                0.00
                                Class M-3 Interest Reduction                0.00
                                Class M-4 Interest Reduction                0.00
                                Class B-1 Interest Reduction                0.00
                                Class B-2 Interest Reduction                0.00

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JPMORGAN         Copyright (R) 2001 J.P. Morgan Chase & Co. All rights reserved.

                                                                     Page 4 of 8
--------------------------------------------------------------------------------
          Equity One Mortgage Pass-Through Certificates, Series 2004-2
                                August 25, 2004
--------------------------------------------------------------------------------

Sec. 4.03(a)(iii)       Available Funds Shortfall

                                Class AF-1 Available Funds Shortfall        0.00
                                Class AF-2 Available Funds Shortfall        0.00
                                Class AF-3 Available Funds Shortfall        0.00
                                Class AF-4 Available Funds Shortfall        0.00
                                Class AF-5 Available Funds Shortfall        0.00
                                Class AF-6 Available Funds Shortfall        0.00
                                Class AV-1 Available Funds Shortfall        0.00
                                Class AV-2 Available Funds Shortfall        0.00
                                Class M-1 Available Funds Shortfall         0.00
                                Class M-2 Available Funds Shortfall         0.00
                                Class M-3 Available Funds Shortfall         0.00
                                Class M-4 Available Funds Shortfall         0.00
                                Class B-1 Available Funds Shortfall         0.00
                                Class B-2 Available Funds Shortfall         0.00

Sec. 4.03(a)(v)         Pool Principal Balances

                                Group I Beginning Pool Balance    435,596,857.07
                                Group I Ending Pool Balance       428,838,789.22
                                Group II-A Beginning Pool Balance 165,554,937.81
                                Group II-A Ending Pool Balance    161,854,454.44
                                Group II-B Beginning Pool Balance  73,387,127.50
                                Group II-B Ending Pool Balance     70,828,382.89
                                Total Beginning Pool Balance      674,538,922.38
                                Total Ending Pool Balance         661,521,626.55

Sec. 4.03(a)(vi)        Servicing Fee

                                Group I Servicing Fee                 181,498.69
                                Group II-A Servicing Fee               68,981.22
                                Group II-B Servicing Fee               30,577.97

Sec. 4.03(a)(viii)      Delinquency Advances

                                Group I Delinquency Advances Included in
                                  Current Distribution                      0.00
                                Group I Recouped Advances Included in
                                  Current Distribution                      0.00
                                Group I Recouped Advances From Liquidations 0.00 Group I Aggregate Amount of Advances
                                  Outstanding                               0.00

                                Group II-A Delinquency Advances Included
                                  in Current Distribution                   0.00
                                Group II-A Recouped Advances Included
                                  in Current Distribution                   0.00
                                Group II-A Recouped Advances From
                                  Liquidations                              0.00
                                Group II-A Aggregate Amount of Advances
                                  Outstanding                               0.00

                                Group II-B Delinquency Advances Included
                                  in Current Distribution                   0.00
                                Group II-B Recouped Advances Included
                                  in Current Distribution               8,179.33
                                Group II-B Recouped Advances From
                                  Liquidations                              0.00
                                Group II-B Aggregate Amount of Advances
                                  Outstanding                               0.00


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JPMORGAN         Copyright (R) 2001 J.P. Morgan Chase & Co. All rights reserved.

                                                                     Page 5 of 8
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          Equity One Mortgage Pass-Through Certificates, Series 2004-2
                                August 25, 2004
--------------------------------------------------------------------------------

Section 4.03(a)(ix) A   Group I,Group II-A, and Group II-B Loans Delinquent

                        --------------------------------------------------------
                                                Group 1
                        --------------------------------------------------------
                        Period       Number     Principal Balance     Percentage
                         0-30 days     197      27,588,947.01           6.43 %
                        31-60 days      22       2,805,936.94           0.65 %
                        61-90 days       8       1,350,718.60           0.31 %
                          91+days        2         238,452.31           0.06 %
                          Total        229      31,984,054.86           7.45 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 2
                        --------------------------------------------------------
                        Period       Number     Principal Balance     Percentage
                         0-30 days      68      9,751,995.90            6.03 %
                        31-60 days       9      1,220,957.26            0.75 %
                        61-90 days       9      1,235,437.52            0.76 %
                         91+days         2        185,647.92            0.11 %
                          Total         88     12,394,038.60            7.65 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 3
                        --------------------------------------------------------
                        Period       Number     Principal Balance     Percentage
                         0-30 days     30       6,431,646.09            9.08 %
                        31-60 days      4         659,052.89            0.93 %
                        61-90 days      1         439,802.08            0.62 %
                          91+days       0               0.00            0.00 %
                          Total        35       7,530,501.06           10.63 %
                        --------------------------------------------------------

Sec. 4.03 (a)(ix) B     Group I,Group II-A, and Group II-B Loans in Foreclosure

                        --------------------------------------------------------
                                                Group 1
                        --------------------------------------------------------
                        Number          Principal Balance            Percentage
                         5              719,233.99                      0.17 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 2
                        --------------------------------------------------------
                        Number          Principal Balance            Percentage
                         2              156,825.86                      0.10 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 3
                        --------------------------------------------------------
                        Number          Principal Balance            Percentage
                         1              185,112.52                      0.26 %
                        --------------------------------------------------------

Sec. 4.03(a)(x),(xi)    Group I,Group II-A, and Group II-B Loans in REO

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                                                                     Page 6 of 8
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          Equity One Mortgage Pass-Through Certificates, Series 2004-2
                                August 25, 2004
--------------------------------------------------------------------------------

                        --------------------------------------------------------
                                                Group 1
                        --------------------------------------------------------
                        Number          Principal Balance            Percentage
                         0                     0.00                     0.00 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 2
                        --------------------------------------------------------
                        Number          Principal Balance            Percentage
                         0                     0.00                     0.00 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 3
                        --------------------------------------------------------
                        Number          Principal Balance            Percentage
                         0                     0.00                     0.00 %
                        --------------------------------------------------------

                                Market Value of Group I REO Loans           0.00
                                Market Value of Group II-A REO Loans        0.00
                                Market Value of Group II-B REO Loans        0.00

Sec. 4.03(a)(xii)       Aggregate Stated Principal Balance of the
                        Three Largest Loans

                                Group I Three Largest Loans         1,788,360.55
                                Group II-A Three Largest Loans      1,232,135.42
                                Group II-B Three Largest Loans      2,230,041.56

Sec. 4.03(a)(xiii)      Net WAC Cap Carryover

                                Class AV-1 Net WAC Cap Carryover Amounts
                                        Due                                 0.00
                                Class AV-1 Net WAC Cap Carryover Amounts
                                        Paid                                0.00
                                Class AV-1 Net WAC Cap Carryover Remaining
                                        Amounts Due                         0.00
                                Class AV-2 Net WAC Cap Carryover Amounts
                                        Due                                 0.00
                                Class AV-2 Net WAC Cap Carryover Amounts
                                        Paid                                0.00
                                Class AV-2 Net WAC Cap Carryover Remaining
                                        Amounts Due                         0.00
                                Class B-1 Net WAC Cap Carryover Amounts Due 0.00 Class B-1 Net WAC Cap Carryover Amounts
                                        Paid                                0.00
                                Class B-1 Net WAC Cap Carryover Remaining
                                        Amounts Due                         0.00
                                Class B-2 Net WAC Cap Carryover Amounts Due 0.00 Class B-2 Net WAC Cap Carryover Amounts
                                        Paid                                0.00
                                Class B-2 Net WAC Cap Carryover Remaining
                                        Amounts Due                         0.00

Sec. 4.03(a)(xiv)       Aggregate Principal Balance of Balloon Loans
                        with Original Terms <= 36 Months and 60+ Contractually
                        Past Due

                                Group I Aggregate Principal Balance of Balloon
                                        Loans                               0.00
                                Group II-A Aggregate Principal Balance of
                                        Balloon Loans                       0.00
                                Group II-B Aggregate Principal Balance of
                                        Balloon Loans                       0.00

Sec. 4.03 (a)(xv),(xxii) Realized Losses

                                Group I Current Period Realized Losses      0.00
                                Group I Cumulative Realized Losses          0.00

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                                                                     Page 7 of 8
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          Equity One Mortgage Pass-Through Certificates, Series 2004-2
                                August 25, 2004
--------------------------------------------------------------------------------

                                Group II-A Current Period Realized Losses   0.00
                                Group II-A Cumulative Realized Losses       0.00
                                Group II-B Current Period Realized Losses   0.00
                                Group II-B Cumulative Realized Losses       0.00

Sec. 4.03 (a)(xvi)      Reserve Fund

                                Beginning Balance of Reserve Fund           0.00
                                Funds Withdrawn From Reserve Fund For
                                        Distribution                        0.00
                                Funds Deposited to Reserve Fund             0.00
                                Ending Balance of Reserve Fund              0.00

Sec. 4.03 (a)(xvii)     Number of Loans Repurchased

                                Group I Number of Loans Repurchased         0.00
                                Group II-A Number of Loans Repurchased      0.00
                                Group II-B Number of Loans Repurchased      0.00

Sec. 4.03 (a)(xviii)    Weighted Average Mortgage Rate of Outstanding Loans
                        (as of first day of related Due Period)

                                Group I Weighted Average Mortgage Rate 7.31 % Group II-A Weighted Average Mortgage Rate 7.03 % Group II-B Weighted Average Mortgage Rate 7.06 %

Sec. 4.03 (a)(xix)      Weighted Average Remaining Term of Outstanding Loans

                                Group I Weighted Average Remaining Term 326.00 Group II-A Weighted Average Remaining
                                  Term                                    353.00
                                Group II-B Weighted Average Remaining
                                  Term                                    353.00

Sec. 4.03 (a)(xxi),     Overcollateralization Amounts
(xxii),(xxiii)
                                Overcollateralization Amount        8,569,867.54
                                Overcollateralization Target
                                  Amount                           30,450,000.00
                                Overcollateralization Release Amount 0.00
                                Overcollateralization Deficiency
                                  Amount                           21,880,132.46

Sec. 4.03 (a)(xxiv)     Trigger Events

                                Has a Trigger Event Occurred and is
                                  continuing?                                 NO
                                Cumulative Realized Losses as a
                                  percentage of the Original Pool Balance 0.00 %
                                Senior Enhancement Percentage            18.84 %
                                Senior Specified Enhancement Percentage  44.30 %

Sec. 4.03 (a)(xxv)      60+ Day Delinquent Loans

                                60+ Day Delinquent Loans as a percentage of
                                  the current Pool Balance                0.68 %

Sec. 4.03 (a)(xxvi)     Amount of Funds Collected by Trustee under
                          Yield Maintenance Agreement                       0.00

Sec. 4.03 (a)(xxvii)    Pre-Funded Amount                                   0.00

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                                                                     Page 8 of 8
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          Equity One Mortgage Pass-Through Certificates, Series 2004-2
                                August 25, 2004
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JPMORGAN         Copyright (R) 2001 J.P. Morgan Chase & Co. All rights reserved.